SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 12, 2002

(Date of earliest event reported)

Thomas & Betts Corporation

(Exact name of registrant as specified in its charter)

Tennessee	1-4682
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

22-1326940

(IRS Employer Identification No.)

8155 T&B Boulevard Memphis, Tennessee (Address of Principal Executive Offices)	38125 (ZIP Code)

Registrant’s Telephone Number, Including Area Code:

(901) 252-8000

SIGNATURE
EX-99.1 Statement Under Oath of CEO
EX-99.2 Statement Under Oath of CFO

Item 7.     Financial Statements and Exhibits

      (c) Exhibits

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.     Regulation FD Disclosure

      On August 12, 2002, the Registrant’s Chief Executive Officer and Chief Financial Officer submitted sworn statements (the “Sworn Statements”) to the Securities and Exchange Commission (the “Commission”) pursuant to the Commission’s order of June 27, 2002, requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. The Sworn Statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS & BETTS CORPORATION
(Registrant)

By:	/s/ JOHN P. MURPHY

John P. Murphy

Title:	Senior Vice President and Chief

Financial Officer

Date: August 12, 2002

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EXHIBIT INDEX

Exhibit	Description of Exhibits

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings